Strawberry Fields REIT

NYSE American: "STRW"

June 1, 2023


Oak Lawn

Disclaimer

The information contained in this presentation does not purport to be all-inclusive and neither the Company nor any of its subsidiaries or their respective stockholders, affiliates, representatives, control persons, partners, members, managers, directors, officers, employees, advisers or agents make any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this presentation. You should consult with your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein. To the fullest extent permitted by law, in no circumstances will the Company or any of its subsidiaries or their respective stockholders, affiliates, representatives, control persons, partners, members, managers, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith.

Forward-Looking Statements

Certain statements in this presentation are "forward-looking statements" within the meaning of the U.S. federal securities laws. Forward-looking statements provide our current expectations or forecasts of future events and are not statements of historical fact. These forward-looking statements include information about possible or assumed future events, including, among other things, discussion and analysis of our future financial condition, results of operations, FFO, our strategic plans and objectives, cost management, potential property acquisitions, anticipated capital expenditures (and access to capital), amounts of anticipated cash distributions to our stockholders in the future and other matters. Words such as "anticipates," "expects," "intends," "plans," "believes," "seeks," "estimates" and variations of these words and other similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and/or could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements.

Forward-looking statements involve inherent uncertainty and may ultimately prove to be incorrect or false. You are cautioned to not place undue reliance on forward-looking statements. Except as otherwise may be required by law, we undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or actual operating results.

Factors that may cause actual results to differ materially from current expectations include, but are not limited to, various factors beyond management's control, risks, uncertainties and other factors described in the sections entitled "Risk Factors" and "Cautionary Note Regarding Forward-Looking Statements" in the Company's Form 10 filed with the Securities and Exchange Commission (the "SEC") on July 12, 2022. Nothing in this presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this presentation, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein and the risk factors of the Company described above. The Company undertakes no duty to update these forward-looking statements.

Legal Disclaimer

Use of Projections

This presentation contains projected financial information with respect to the Company. Such projected financial information constitutes forward-looking information and is for illustrative purposes only. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in such prospective financial information.

Disclaimer Regarding Non-GAAP Financial Measures

This presentation includes certain non-GAAP financial measures not based on generally accepted accounting principles. The Company presents non-GAAP financial measures when it believes that the additional information is useful and meaningful to investors.

The Company believes that net income as defined by GAAP is the most appropriate earnings measure. We also believe that funds from operations ("FFO"), as defined in accordance with the definition used by the National Association of Real Estate Investment Trusts ("NAREIT"), and adjusted funds from operations ("AFFO") are important non-GAAP supplemental measures of our operating performance. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market and other conditions, presentations of operating results for a REIT that use historical cost accounting for depreciation could be less informative. Thus, NAREIT created FFO as a supplemental measure of operating performance for REITs that excludes historical cost depreciation and amortization, among other items, from net income, as defined by GAAP. FFO is defined as net income, computed in accordance with GAAP, excluding gains or losses from real estate dispositions, plus real estate depreciation and amortization. AFFO is defined as FFO excluding the impact of straight-line rent, above-/below-market leases, non-cash compensation and certain non-recurring items. We believe that the use of FFO, combined with the required GAAP presentations, improves the understanding of our operating results among investors and makes comparisons of operating results among REITs more meaningful. We consider FFO and AFFO to be useful measures for reviewing comparative operating and financial performance because, by excluding the applicable items listed above, FFO and AFFO can help investors compare our operating performance between periods or as compared to other companies.

While FFO and AFFO are relevant and widely used measures of operating performance of REITs, they do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating our liquidity or operating performance. FFO and AFFO also do not consider the costs associated with capital expenditures related to our real estate assets nor do they purport to be indicative of cash available to fund our future cash requirements. Further, our computation of FFO and AFFO may not be comparable to FFO and AFFO reported by other REITs that do not define FFO in accordance with the current NAREIT definition or that interpret the current NAREIT definition or define AFFO differently than we do.


Legal
Disclaimer

Legal Disclaimer



We believe that the use of FFO, AFFO, EBITDA and Adjusted EBITDA (which can be defined as EBITDA net of the effects of straight-line rent, gain/loss on currency translation costs and the effects of credit provision for doubtful accounts) are helpful to our investors as these metrics are used by management in assessing the health of our business and our operating performance. The non-GAAP financial measures set forth in this presentation are reconciled to the most directly comparable GAAP measures in our annual report Form 10-K filed with the SEC on March 27, 2023 and in our quarterly report on Form 10-Q filed with the Securities and Exchange Commission on May 15, 2023. Such reconciliations are also available on our website at www.strawberryfieldsreit.com.

This presentation also contains estimates and other information concerning our industry that are based on industry publications, surveys and forecasts. This information involves a number of assumptions and limitations, and we have not independently verified the accuracy or completeness of the information. This presentation includes industry data obtained from publicly available third-party sources. The Company is not aware of any misstatements contained in such industry data, but it has not independently verified it and does not guarantee the accuracy or completeness of such information contained in this presentation.

No Offer

This presentation does not constitute an offer, or a solicitation of an offer, to buy or sell any securities, investment or other specific product, or a solicitation of any vote or approval, nor shall there be any sale of securities, investment or other specific product in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No public offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom. NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THIS PRESENTATION.

About Strawberry Fields REIT Inc. (the "Company")



The Company is an income producing real estate investment company that owns 78 properties and also holds a leasehold interest in one additional property under a long-term lease. These properties are leased to third party operators which use them to operate 78 Skilled Nursing Facilities (SNFs), 2 Long Term Acute Care Hospitals (LTACHs) and 3 Assisted Living Facilities (ALFs). These facilities have a total of 10,351 licensed beds.

We primarily lease our properties on a triple net, long term basis, with annual rent escalations of 1%-3%.

49.3% of our facilities are leased to related parties, including 41 facilities leased to affiliates of two of our directors.

Our properties are located across 9 states: Arkansas, Illinois, Indiana, Kentucky, Michigan, Ohio, Oklahoma, Tennessee and Texas.

The Company specializes in leasing healthcare properties utilized as SNFs, LTACHs and ALFs. The demand for these types of facilities is expected to continue to grow consistently due the aging population in the U.S.

Our business is financed through a combination of bond debt, HUD guaranteed loans and commercial bank loans.

The operators of our properties primarily provide care to long-term residents who require constant care and rehabilitation.

For the period 2018 through Q1 2023 (annualized), the Company has shown strong growth in Adjusted EBITDA (CAGR: 8.55%) and Adjusted FFO (CAGR: 18.90%).

STRAWBERRY FIELDS

Portfolio Summary*

Demonstrated Operating Results and Financial Strength

78**
Owned assets, plus one asset under long term lease

$694M**
Total Cost of Real Estate

5.5x****
Net Debt to Q1 2023 Adjusted EBITDA*

10,351**
Total number of beds

$18.4M
Q1
Adjusted EBITDA
2022 Adjusted EBITDA: $73.8M

Covid-19
No material impact on rental payments from tenants

83**
Total number of facilities

$13.1M***
Q1
Adjusted FFO
2022 AFFO: $51.1M

100%
Rent Collected during Q1 2023

*Data as of March 31, 2023, unless noted otherwise
**Includes the January 2023 acquisition of a 120 bed SNF in Breathitt County, KY, and the February 2023 closure of a 101 bed SNF in Smithton, IL.
***AFFO is defined as an amount equal to FFO less (i) normalized recurring expenditures that are capitalized and then amortized, but which are necessary to maintain a property and its revenue stream and (ii) an adjustment to GAAP revenue to "straight-line" rents. FFO is defined as net income, computed in accordance with GAAP, excluding gains or losses from real estate dispositions, plus real estate depreciation and amortization
**** Calculated utilizing annualized Q1 2023 Adjusted EBITDA

STRAWBERRY FIELDS

Proven Acquisition Strategy Driving Significant Growth in the Portfolio

2005 – 2014: Moishe Gubin, our Chairman and CEO, and other partners acquire 33 SNF properties in Indiana and Illinois

2008: Infinity, an affiliate of Mr. Gubin, is engaged as consultant to the tenant operators.

2005 to 2014

2015 to 2023

2015: Our predecessor, Strawberry Fields REIT, LLC, was founded by Mr. Gubin, Mr. Blisko and their partners and acquired their portfolio of 33 SNF properties.

2015: We expanded into Texas, Ohio, Oklahoma and Michigan through the purchase of 16 properties.

2015: We issued $68.3 million of Series A bonds that are listed on the Tel Aviv Stock Exchange, with an initial S&P Israel "ilA-" rating

2016: We expanded into Tennessee and Kentucky through the purchase of 8 properties. We sell one property in Illinois.

2017-2018: We purchased 9 properties in Arkansas, together with one in Indiana and one in Kentucky. Tenants engaged three additional consulting groups (Benchmark, Green Park, and Paramount).

2018: We issued $67.1 million of Series B bonds that are listed on the Tel Aviv Stock Exchange with an initial S&P Israel "ilA+" rating

2019 -2020: We purchased 14 additional properties in Arkansas, Kentucky, Illinois and Indiana.

2021: We issued $64.0 million of Series C bonds that are listed on the Tel Aviv Stock Exchange with an initial S&P Israel "ilA+" rating

2021: We acquired 5 properties in Tennessee and one in Kentucky. We sold 5 properties in Illinois.

2021: We created an UPREIT structure, with the Company as the general partner of our operating partnership which holds all of our properties.

2022: We began trading on the OTCQX under the ticker "STRW".

2022: We repaid the Series B Bonds and obtained a $105.0 million mortgage loan facility

Jan 2023: We acquired a 120 bed SNF in Breathitt County, KY.

Feb 2023: We up-listed to the NYSE American



SF Growth (Number of Facilities)
90
80
70
60
50
40
30
20
10
0
33
35
47
47
54
55
56
57
67
75
79
81
82
83
83
83
83
Jan-15
Jul-15
Jan-16
Jul-16
Jan-17
Jul-17
Jan-18
Jul-18
Jan-19
Jul-19
Jan-20
Jul-20
Jan-21
Jul-21
Jan-22
Jul-22
Jan-23

Diversified Base of Consultants to Operators



NORTH DAKOTA
MINNESOTA
Minneapolis
SOUTH DAKOTA
WISCONSIN
MICHIGAN
Toronto
Ottawa
Montreal
Quebec City
MAINE
VERMONT
NEW HAMPSHIRE
NEW YORK
MASSACHUSETTS
CT
RI
New York
PENNSYLVANIA
Philadelphia
NJ
MARYLAND
DE
Washington
WEST VIRGINIA
VIRGINIA
OHIO
Columbus
IOWA
NEBRASKA
United States
ILLINOIS
COLORADO
KANSAS
MISSOURI
Albuquerque
NEW MEXICO
NORTH CAROLINA
Charlotte
SOUTH CAROLINA
Atlanta
MISSISSIPPI
ALABAMA
GEORGIA
TEXAS
Austin
San Antonio
Houston
LOUISIANA
CHIHUAHUA
COAHUILA
NUEVO LEON
Monterrey
Orlando
Tampa
FLORIDA
Miami

- Infinity of Illinois
- Benchmark Healthcare
- Infinity of Indiana
- Oasis Health Care Group
- Infinity of Tennessee
- AOM Healthcare Management
- Bria Health Services
- Green Park Health Management
- Paramount Healthcare Consultants

Note: Data is as of March 31, 2023 and each colored dot refers to a consultant to the operator

Portfolio Composition

79 Buildings

10,351 total beds across 9 states (Illinois, Indiana, Arkansas, Tennessee, Kentucky, Texas, Ohio, Oklahoma, and Michigan)

4 buildings include two types of licensed facilities

In order to leverage scale and efficiencies, the Company focuses on acquiring facilities that are geographically concentrated

Experienced Management Team



Moishe Gubin, our Chairman and founder, has served as the Chief Executive Officer since inception of the Company. From 2004 to 2014, Mr. Gubin was the Chief Financial Officer and Manager of Infinity Healthcare Management, LLC, a company engaged in managing skilled nursing facilities and other healthcare facilities.

Nahman Eingal, our Chief Financial Office, served as the Chief Operating Officer from 2014 to 2019. From 2009 to 2014, Mr. Eingal served as the Treasurer for Infinity Healthcare Management Services of Illinois, LLC, a company engaged in managing skilled nursing facilities and other healthcare facilities.

Jeffrey Bajtner has served as our Senior Investment Officer since June 2021. Mr. Bajtner's role with the Company focuses on acquisitions/dispositions of real estate and overseeing our investor relations. From 2015 to May 2021, Mr. Bajtner was a Vice President at BlitzLake Partners, where he oversaw acquisitions for mixed-use developments.

David Gross serves as our General Counsel. Mr. Gross is an experienced healthcare and transactional attorney with 10+ years in the healthcare industry. Mr. Gross focuses primarily on acquisition, leasing, disposition and financing of skilled nursing facilities, long term acute care hospitals and medical office space.

Board of Directors

- Moishe Gubin, Chairman, who also serves as our Chief Executive Officer.

- Essel Bailey, Director, has spent the last 50 years engaged in the public and private healthcare capital markets, first as a lawyer specializing in corporate and real estate finance and then as an executive of several healthcare companies. In 1992, as founder and chief executive officer of Omega Healthcare Investors, Inc. (“Omega”), a REIT, Mr. Bailey completed a listing on the NYSE raising $250mm. Mr. Bailey continued at Omega until 2001 at which time Omega had investments in excess of $1.5B. Additionally, in 1997 Mr. Bailey founded and separately organized Omega Worldwide Inc. which listed on the NASDAQ, investing $1.5B in healthcare net leased assets in the UK & Australia. Since 2003, Mr. Bailey has been the Chairman of a private healthcare operating company that owns and operates 29 facilities in 4 states.

- Michael Blisko, Director, who is the Chief Executive Officer of Infinity Healthcare Management. Mr. Blisko is a veteran of leading healthcare consultancy portfolios, as well as the architect in creating cutting edge leadership teams. Mr. Blisko is a principal for a myriad of ancillary companies, including United Rx, a long-term pharmacy, Heritage Home Health Care, Xcel Med and Bella Monte Recovery a behavioral health addiction center.

- Jack Levine, Director, is a certified public accountant who has provided financial and consulting services to public and private companies for over 35 years. Since 2019, Mr. Levine has served on the Board of Directors for Blink Charging Co. (NASDAQ: BLNK), a leading owner, operator, and supplier of proprietary electric vehicle (“EV”) charging equipment and networked EV charging services. Mr. Levine is a director of EZFill Holdings Inc. (NASDAQ: EZFL), an app-based mobile-fueling company.

- Reid Shapiro, Director, has been the owner of Shappy LLC, a company engaged in business consulting since 2014. From 1998 to 2014, Mr. Shapiro was a partner and co-founder of Elephant Group, Inc., a company engaged in the retail sale of electronic products which grew to approximately 120 locations.



Disciplined Underwriting and Acquisition Strategy

STRAWBERRY FIELDS

Investment Criteria*

- 10% projected ROI
- 25% projected IRR over a 20-year investment horizon
- 15% projected ROE at 50% LTV with 5% interest
- Annual lease payment of no more than 80% of operator's pro-forma adjusted EBITDAR**
- Focus on smaller deals that are typically off-market and not typically sought by larger REITs.

Due Diligence

- Diligence includes review of operator-level financials (3+ years) and evaluation of existing and anticipated future reimbursements in proposed area
- Thorough review of facility information, including licensing status, zoning and tenant leasehold improvements
- Careful review of potential operators, including background checks and personal financial statements

Asset Management

- Analysis of tenant-furnished operator-level financials, along with operating data, on a monthly basis
- Oversee upkeep of the facilities and review annual surveys to ensure residents are properly cared for
- Evaluation of individual and portfolio property performance, liquidity metrics, lease and debt coverage, occupancy, planned capital expenditures, and other measures
- In-person visits to each facility in the portfolio at least 2 – 3 times per year

Recent Acquisitions

- Acquisition of 6 facilities in Tennessee and Kentucky with a combined 515 beds for $81mm in 2021
- Acquisition of 120 bed SNF in Kentucky for $6.0mm in Jan. 2023

*In light of recent increases in interest rates, the Company is re-evaluating its existing investment strategy.

** "EBITDAR" is defined as earnings before interest, taxes, depreciation, amortization and rent.

Strong Relationships with Experienced Consulting Groups & Operators

- Our 79 properties are leased to 78 operators that receive consulting services from 9 experienced consulting groups across 9 states.
- We seek to ensure that our tenants have the benefit of experienced consulting groups with a proven track record of assisting operators to provide first class care while maintaining profitability.
- Consulting groups provide the following services to each operator:

—Billing

—Collections

—Regulatory Monitoring

—Appropriate Medical Care

—Sales & Marketing

Strawberry's operators have demonstrated ability to generate consistent and strong profitability despite operating in states that other skilled nursing competitors have had difficulties navigating.

STRAWBERRY FIELDS

Infinity*

- Provides consulting services to 72 operators with over 8,200 beds in IL, IN & TN (including 41 Strawberry facilities with 5,414 licensed beds)
- Founded in 2008 by Michael Blisko and Moishe Gubin, who are directors of the Company.

BRIA

- Founded in 2012 by Avrum Weinfeld, Daniel Weiss & Natan Weiss and headquartered in Skokie, IL
- Provides consulting services to 17 operators in Illinois with over 2,800 beds (including 5 Strawberry facilities located in southern Illinois with 654 licensed beds)

LANDMARK

- Founded in 2017 by Joseph Meisels
- Operates 16 Strawberry facilities in Texas, Kentucky, Illinois, Oklahoma, and Michigan with 1,892 licensed beds

PARAMOUNT

- Founded in 2008 by Dawne Smith and headquartered in Louisiana
- Provides consulting services to a total of 11 operators (1 Strawberry facility in Texas with 182 licensed beds) in Louisiana and Texas

AbsolutCare

- Founded in the 2000's by the Sherman family
- Provides consulting services to 22 operators (including 4 Strawberry facilities with 238 licensed beds) in New York and Ohio.

oasis

- Founded in 2021 by Matis Herzka, Abraham Schreiber and Zalmen Scheinbaum
- Provides consulting services to 14 operators in Arkansas with 1,572 licensed beds (all 14 properties are leased from Strawberry)

* Affiliated Consulting Group

STRAWBERRY FIELDS

Skilled Nursing Industry in the U.S


Midway
NEUROLOGICAL &
REHABILITATION
CENTER

Nursing Home Industry in the U.S - Summary

High barriers to entry:
-Significant set-up costs
-Regulatory restrictions
-Specialized knowledge

Federal and state-level subsidies through Medicaid & Medicare



Growing demand due to an increase in life expectancy

Low supply of new nursing homes and restriction on licensing

STRAWBERRY FIELDS

STRAWBERRY FIELDS


% of Total Population
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
2010
2020
2030
2040
2050
13.0%
16.1%
19.3%
20.0%
20.2%
1.9%
1.9%
2.3%
3.5%
4.3%
age 65+
age 85+


Total Population for Age Group
100.0
80.0
60.0
40.0
20.0
0.0
2010
2020
2030
2040
2050
40.2
54.8
72.1
81.2
88.5
5.8
6.6
8.7
14.2
19.0
age 65+
age 85+

Trends in population

As a result of an increase in life expectancy in the United States, by 2030 the population of individuals aged 65 and over is expected to be more than 72 million.(1)

(1) United State Census Bureau

STRAWBERRY FIELDS



83.5%
45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
Under 65
65-74
75-84
85 and Over
AGE

Age Demographic of the Average SNF Resident*

The services that a long-term resident receives at a SNF is geared towards those who need constant care or cannot take care of themselves anymore. The percentage of residents that are in SNF's aged 65+ is 83.5%.

* Source: CDC.gov National Center for Health Statistics

Increased Spend on Aging Population



Projected Medicare $'s to be Spent on the Aging Population in SNF's
300
250
200
150
100
50
-
4.63%
CAGR
$181.6
$188.1
$197.6
$207.9
$217.9
$227.9
$238.6
$250.3
$262.1
$273.0
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
Year

Due to the increase in life expectancy in the United States, which will result in a greater amount of the population being individuals aged 65+ there will be an increase in spending on care for *.this demographic

Centers for Medicare & Medicaid Services *

STRAWBERRY FIELDS


WESTPARK
A WATERS COMMUNITY

Financial Highlights

Adjusted EBITDA and Adjusted FFO Growth
2018- Projected 2023

Adjusted EBITDA Growth ($/thousands)



8.55%
CAGR
AEBITDA
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
-
48,942
61,045
66,607
67,344
73,790
73,757
2018
2019
2020
2021
2022
Proj 2023

Adjusted FFO Growth ($/thousands)



18.90%
CAGR
AFFO
60,000
50,000
40,000
30,000
20,000
10,000
0
22,027
30,916
38,844
43,935
51,076
52,349
2018
2019
2020
2021
2022
Proj 2023

STRAWBERRY FIELDS

Assets Growth and Base Rent Growth
2018- Projected 2023

Total Assets Growth (GAAP) CAGR ($/thousands)


4.35%
CAGR
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
-
REAL ESTATE INVESTMENT
560,705
625,249
633,632
686,168
686,168
693,882
2018
2019
2020
2021
2022
Q1 2023

Average Base Rent CAGR ($/thousands)*


6.50%
CAGR
90,000
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
-
BASE RENTS
57,059
61,621
72,763
75,323
77,738
82,158
84,415
2017
2018
2019
2020
2021
2022
Proj 2023

*Average Base Rent is calculated as the annual rents collected from tenants, including straight-line adjustments.

Debt Structure as of March 31, 2023

Debt Maturity



Years 1-5 Banks
Years 1-5 Bonds
Years 11-20 HUD
20+ HUD
22.5%
18.5%
7.8%
51.2%
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%

HUD Guaranteed Debt
$273.9MM
Weighted average cost: 3.88%

Secured Bank Debt
$104.3MM
Interest rate: SOFR+3.5%*

Unsecured Bond Series A
$20.7MM
Interest rate: 6.4%

Secured Bond Series C
$65.2MM
Interest rate: 5.70%

*97% of the Secured Bank Debt has an interest rate of SOFR + 3.5%. The interest rate on the remaining 3% of the Secured Bank Debt is Prime + 0.5%. In May 2023 the Company refinanced the loan that was Prime based; as of the date of this presentation all the Secured Bank Debt has an interest rate of SOFR +3.5%.

STRAWBERRY FIELDS

Strawberry Fields REIT Facility Statistics as of February 2023

SNF Facility Occupancy of 68.4%*

SNF Average Facility Size of 131 Beds

SNF PPD Average of 90 Residents**

Operators Payor Mix



Insurance 8%
Private 7%
Medicare 11%
Medicaid 74%

*Based on SNF licensed beds.

**PPD ("Per Patient Day") is a metric used in the SNF industry to measure how much of any resource is used for residents in a 24-hour period.

Facility Operator & State Diversification

Base Rent by Related Consultant



Infinity Healthcare Management of Illinois 26%
Infinity Healthcare Management of Tennessee 21%
Infinity Healthcare Management of Indiana 17%
Benchmark under Landmark brand name 18%
Oasis Health Care Group 13%
Other 5%

Base Rent by State



Illinois 31%
Tennessee 21%
Indiana 17%
Arkansas 13%
Kentucky 11%
Other 7%

STRAWBERRY FIELDS

Note: Data as of March 31, 2023

STRAWBERRY FIELDS

Nani Eingal
CFO
Neingal@sfreit.com

Moishe Gubin
Chairman & CEO
Mgubin@sfreit.com

Jeff Bajtner
Senior Investment Officer
Jbajtner@sfreit.com

6101 Nimtz Parkway South Bend, IN 46628
574.807.0800